Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2017, and effective as of, and conditioned on, the consummation of the Exchange Offers, is entered into by and among Affinion Group Holdings, Inc., a Delaware corporation (the “Company”) and the holders party to the Old Registration Rights Agreement (as defined below) and the holders listed on Schedule I hereto (each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Company and the Holders party thereto entered into that certain Registration Rights Agreement, dated as of November 9, 2015 (the “Old Registration Rights Agreement”).

WHEREAS, the Company and the undersigned Holders desire to amend and restate the terms of the Old Registration Rights Agreement in connection with the issuance of new warrants (“New Warrants”) to purchase shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) in the Exchange Offers and Investor Purchase Agreement upon the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated on or about April 3, 2017, as amended or supplemented on the date hereof (the “Offering Memorandum”) and the Investor Purchase Agreement (as defined below).

WHEREAS, as a condition to the New Warrant Holders (as defined herein) subscribing for New Warrants, the Company has agreed, with the requisite consent of the existing Holders, to grant to the New Warrant Holders and their respective permitted assignees and transferees certain specific rights and privileges as set forth in Article II hereof in addition to the changes to the Old Registration Rights Agreement that will affect the rights of all Holders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” means this Amended and Restated Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“By-Laws” means the Fourth Amended and Restated By-Laws of the Company, dated as of November 9, 2015, as the same may be amended, modified or restated from time to time.

111027306

“Certificate of Incorporation” means the Fourth Amended and Restated Certificate of Incorporation of the Company, dated as of November 9, 2015, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Common Stock Equivalents” means securities (including, without limitation, the New Warrants) exercisable, exchangeable or convertible into Common Stock.

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Offers” has the meaning set forth in the Offering Memorandum.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” means any Holder who is the record owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (a) permitted under the Company’s Certificate of Incorporation, By-Laws and Shareholders Agreement and (b) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act and in either case where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 2.10.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.10.

“Inspector” means an Inspector as defined in Section 2.6.

“Investor Purchase Agreement” means that certain investment purchase agreement, dated March 31, 2017, by and among the Company and certain investors party thereto.

“IPO” means a bona fide, marketed underwritten initial public offering after which closing such capital is quoted on the NASDAQ National Market or listed or quoted on the New York Stock Exchange or other national securities exchange acceptable to the board of directors of the Company.

“New Warrant Holders” means Elliott Management Corp., Franklin Mutual Advisers, LLC and their respective Affiliates.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Old Registration Rights Agreement” means that certain Old Registration Rights Agreement as defined in the recitals.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Registrable Securities” means any Common Stock (including any issuable or issued upon exercise, exchange or conversion of any Common Stock Equivalents) at any time owned, either of record or beneficially, by any Holder and any additional securities that may be issued or distributed or be issuable in respect of any Common Stock by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been publicly sold under Rule 144 or (iii) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.

“Registration Expenses” means Registration Expenses as defined in Section 2.7.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Requested Shares” means Requested Shares as defined in Section 2.1(c).

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shareholders Agreement” means the Shareholders Agreement by and among the Company and the stockholders party thereto, dated as of November 9, 2015, as amended on October 4, 2016, as will be further amended pursuant to that certain Amendment No. 2, dated as of March 31, 2017, and as the same may be further amended, modified or restated from time to time.

“Shelf Registration Statement” means a Shelf Registration Statement as defined in Section 2.1.

“Suspension Event” means a Suspension Event as defined in Section 2.5.

“Suspension Notice” means a Suspension Notice as defined in Section 2.5.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Shelf Take-Down” means an Underwritten Shelf Take-Down as defined in Section 2.4(e).

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1.Shelf Registration.

(a)Preparation and Filing of Shelf Registration Statement. Upon the Company becoming eligible to file a registration statement on Form S-3, the Company shall use its commercially reasonable efforts to promptly (x) and in any event within 90 days thereof, assuming the Company shall have received all relevant shareholder information to be included in the filing at least 10 Business Days prior to the filing date, prepare and file a “shelf” registration statement with respect to the resale of Registrable Securities, on an appropriate form for the offering and subsequent resale thereof, to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and (y) cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter and maintain it until the earlier of (i) the six (6) year anniversary following such declaration of effectiveness and (ii) the date on which each Holder is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the under the Securities Act without volume limitation or other restrictions on transfer thereunder. At any time on or after the date that the Company becomes eligible to file a registration statement on Form S-3, promptly following a request as may be made from time to time by a Holder or Holders with respect to their Registrable Securities, the Company shall use a then-effective Shelf Registration Statement (or, if none is effective, shall use its commercially reasonable efforts to promptly, and in any event within 90 days thereof, assuming the Company shall have received all relevant shareholder information to be included in the filing at least 10 Business Days prior to the filing date, file a Shelf Registration Statement and use its commercially reasonable efforts to cause it to be declared effective) with respect to the resale of the number of Registrable Securities specified by, and in accordance with the methods of distribution elected by the Holder(s); provided, that if a Holder makes a request pursuant to this Section 2.1(a) to file a Shelf Registration Statement and the other Holder(s) (if any) did not join in such request, the Company shall promptly (and, in any event, within five (5) Business Days) notify the other Holder(s) upon receipt of such request or any request by a Holder to increase the number of Registrable Securities registered on such Shelf Registration Statement pursuant to this Section 2.1(a). The number of requests by a Holder or Holders with respect to their Registrable Securities which may be made pursuant to this Section 2.1(a) shall be limited to one (1) per six (6)-month period. No later than ten (10) Business Days after the receipt of any notice given pursuant to the immediately prior sentence, each Holder shall have the right to include in such registration up to each of their respective pro rata portion of their respective Registrable Securities by notifying the Company in writing of the number of its Registrable Securities (if any) that such Holder is requesting to be registered on such Shelf Registration Statement. The Company shall include in the Shelf Registration Statement the number of Registrable Securities for which the Company receives written notice in accordance with this Section 2.1(a). At any time prior to or after the filing of an applicable Shelf Registration Statement, each Holder may request that the number of its Registrable Securities (if any) previously requested to be registered on such Shelf Registration Statement be increased to a larger number of its Registrable Securities and the Company shall thereafter use its commercially reasonable efforts to effect such increase for such Shelf Registration Statement as promptly as practicable thereafter. The Company shall use its commercially reasonable efforts to keep such Shelf Registration

Statement continuously effective until the earlier of (i) the six (6) year anniversary following the declaration of effectiveness of such Shelf Registration Statement or (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder.

(b)At the time a Shelf Registration Statement requested by a Holder pursuant to Section 2.1(a) is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a Selling Holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less frequently than once a quarter as necessary to name as Selling Holders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(c)Underwritten Shelf Registration. If (1) the Holders of thirty percent (30%) or more of the Registrable Securities to be registered pursuant to the Shelf Registration Statement so elect or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities to be registered pursuant to the Shelf Registration Statement so elect (the applicable Registrable Securities held thereby, the “Requested Shares”), in each case, by written notice to the Company, the offering of such Registrable Securities pursuant to such Shelf Registration Statement shall be in the form of a firmly underwritten offering; and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within ninety (90) days following the last date on which an underwritten offering was effected pursuant to this Section 2.1(c), Section 2.2(a) or Section 2.2(e) or during any lock-up period required by the Underwriters in any prior underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, (ii) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration statement with respect to a completed offering by the Company or (iii) following an IPO if there is at such time on file an effective Shelf Registration Statement for the Common Stock with respect to such Requested Shares. The Holders of a majority of the Requested Shares shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such offering; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the Requested Shares, as applicable. Each Holder shall have the right to include in such offering up to each of their respective pro rata portion of their respective Registrable Securities in the manner described in Section 2.1(a).

(d)Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements as necessary every three (3) years (or such other period that may be applicable under the rules and regulations promulgated pursuant to the Securities Act) and use its commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective with respect to resales of Registrable Securities as of and for the periods required under Section 2.1(a), as applicable, such subsequent registration statements to constitute a Shelf Registration Statement, as the case may be, hereunder.

(e)Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

SECTION 2.2.Demand Registration.

(a)Request for Registration. At any time on or after the date hereof, (1) the Holders of thirty five percent (35%) or more of the Registrable Securities, at such time, or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities, at such time, in each case, may make a written request to the Company for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, that if (i) a Shelf Registration Statement is on file and effective with respect to the Common Stock owned by the Holders that have requested their Registrable Securities to be included in a Demand Registration or (ii) in the case of a Demand Registration for an underwritten offering such a Demand Registration would not reasonably be expected to result in aggregate gross cash proceeds in excess of $100,000,000 (or $25,000,000 in the case of a Demand Registration by the New Warrant Holders) (without regard to any underwriting discount or Underwriter’s commission), then the Company shall have no obligation to effect a Demand Registration for the Common Stock. The Company shall prepare and file a registration statement on an appropriate form with respect to any Demand Registration (the “Demand Registration Statement”) and shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof and the Company shall use its commercially reasonable efforts to keep such Demand Registration Statement effective for a period ending when all shares of Common Stock covered by the Demand Registration Statement are no longer Registrable Securities or the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder. The number of Demand Registrations which may be made pursuant to this Section 2.2(a) shall be limited to one (1) per six (6)-month period. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall have the opportunity to register such number of shares of Common Stock as it may elect on the Demand Registration Statement and as part of the same underwritten offering in connection with a Demand Registration (a “Company Piggy-Back Registration”). Unless the Holders of a majority of the Registrable Securities participating in such Demand Registration consent in writing, no party, other than the Company, shall be permitted to offer securities in connection with any such Demand Registration. Each of the Holders that has requested its Registrable Securities be included in a Demand Registration pursuant to this Section 2.2(a) may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from a Holder, with respect to a sufficient number of Registrable Securities to reduce the aggregate holdings under the applicable Demand Registration below twelve percent (12%) of the Registrable Securities, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. In addition, if the Company receives a Demand Registration and the Company is then in the process of engaging in a Company Public Sale, the Company shall inform the Holders of the Company’s intention to engage in a Company Public Sale and may require the Holders to withdraw such request for registration for a period of up to 120 days so that the Company may complete the Company Public Sale. In the event that the Company ceases to pursue such Company Public Sale, it shall promptly inform the Holders, and the Holders shall be permitted to submit a new request for registration. For the avoidance of doubt, in the event that such Holders have requested a Demand Registration at a time when the Company (1) was required to file a Shelf Registration Statement pursuant to Section 2.1 and has failed to file such Shelf Registration Statement or (2) filed a Shelf Registration Statement but failed to maintain the effectiveness of a Shelf Registration Statement pursuant to Section 2.1, then the exercise of such Demand Registration shall not be deemed a waiver of any other remedies such Holders may have, at law or in equity, with respect to the Common Stock.

(b)Effective Registration. A registration will not count as a Demand Registration until it has become effective.

(c)Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Agreement, such Holder may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d)Underwritten Demand Registrations. After first (1st) anniversary of the date hereof and if no Shelf Registration Statement is effective, if (1) the Holders of thirty percent (30%) or more of the Registrable Securities to be registered in a Demand Registration so elect or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities to be registered in a Demand Registration so elect, in each case, by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holders of a majority of the shares participating in a Demand Registration shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such Demand Registration; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities participating in the Demand Registration.

(e)Underwritten Shelf Take-Downs.

(i) At any time following the first (1st) anniversary of the date hereof, if a Shelf Registration Statement is on file and effective with respect to the Common Stock, Holders may require the Company to effect a firmly underwritten resale of Registrable Securities utilizing such Shelf Registration (and, if necessary, amend such Shelf Registration) to effect such resale (an “Underwritten Shelf Take-Down”); provided, however, that the Company shall not be obligated to take any action with respect to a request for an Underwritten Shelf Take-Down (1) within ninety (90) days following the consummation of an underwritten offering (but not including any greenshoe or overallotment option) pursuant to this Section 2.2(e), Section 2.2(a) or Section 2.2(c) or (2) if a proposed Underwritten Shelf Take-Down would not reasonably be expected to result in aggregate gross cash proceeds in excess of $100,000,000 (or $25,000,000 in the case of an Underwritten Shelf Take-Down by the New Warrant Holders) to the selling Holders (without regard to any underwriting discount or Underwriter’s commission), then the Company shall have no obligation to effect a an Underwritten Shelf Take-Down.

(ii) In furtherance of the foregoing, each Holder agrees, in an effort to conduct any such Underwritten Shelf Take-Down in the most efficient and organized manner, to coordinate with any other Holders prior to initiating any sales efforts and cooperate with the other Eligible Holder(s) as to the terms of such Underwritten Shelf Take-Down, including the aggregate amount of securities to be sold and the number of Registrable Securities to be sold by each Holder.  In furtherance of the foregoing, the Company shall give prompt notice to any non-initiating Holder (if such Holder’s Registrable Securities are included in the Shelf Registration) of the receipt of a request from the initiating Holder (whose Registrable Securities are included in the Shelf

Registration) of a proposed Underwritten Shelf Take-Down under and pursuant to the Shelf Registration and, notwithstanding anything to the contrary contained herein, will provide such non-initiating Holders a period of five (5) business days to participate in such Underwritten Shelf Take-Down, subject to the terms negotiated by and applicable to the initiating Holder and subject to “cutback” limitations set forth in Section 2.4 as if the subject Underwritten Shelf Take-Down was being effected pursuant to a Demand Registration (mutatis mutandis).  All such Holders electing to be included in an Underwritten Shelf Take-Down must sell any of their Registrable Securities to the Underwriters selected as provided herein on the same terms and conditions as apply to any other selling equityholders; provided, however, that (A) each Holder shall be permitted to withdraw all or any portion of its Registrable Securities from an Underwritten Shelf Take-Down prior to the pricing thereof and (B) no such Person shall be required to make any representations or warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Person’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws by such Person as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto, and provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration.

(iii) The number of Underwritten Shelf Take-Downs which the Company may be required to effect pursuant to this Section 2.2(e) shall be limited to one (1) per six (6)-month period.

SECTION 2.3.Piggy-Back Registration. If the Company proposes to file a registration statement under the Securities Act with respect to any offering of its Common Stock for its own account or for the account of any of its respective securityholders (other than (a) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement, (b) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (c) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders, (d) a registration incidental to an issuance of debt securities under Rule 144A or (e) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation) (a “Company Public Sale”), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”); provided, that if and so long as a Shelf Registration Statement is on file and effective with respect to the Common Stock, then the Company shall have no obligation to effect a Piggy-Back Registration of Common Stock. Subject to Section 2.4, the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt by such Holders of any such notice (or ten (10) Business Days in the case of a notice pursuant to a Shelf Registration Statement); provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith)

and (ii) in the case of a determination to delay registering, in the absence of a request for a Demand Registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

SECTION 2.4.Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Sections 2.1(c), 2.2(d), 2.2(e) or 2.3 advise the Company and the Holders of the Registrable Securities included in such offering, or if such managing Underwriter or Underwriters are unwilling to so advise, if the Company and the Holders of the Registrable Securities included in such offering conclude after consultation with such managing Underwriter or Underwriters that (i) the size of the offering that the Holders, the Company and such other persons intend to make or (ii) in the case of a Piggy-Back Registration only, the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then:

(a)if the size of the offering is the basis of such determination, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders); provided that, in the event of a Demand Registration or pursuant to a Shelf Registration Statement, the securities to be included in such Demand Registration and Shelf Registration Statement shall be allocated, (x) first, 100% pro rata among the Holders of the Registrable Securities that have requested to participate in such Demand Registration or pursuant to a Shelf Registration Statement, as applicable, based on the relative number of Registrable Securities then held by each such Holder, (y) next, and only if all the securities referred to in clause (x) have been included, the number of securities that the Company proposes to include in such Demand Registration or Shelf Registration Statement that, in the opinion of the managing underwriter or underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders) can be sold without having such significant adverse effect, and (z) last, only if all of the Registrable Securities referred to in clause (y) have been included in such registration, any other securities eligible for inclusion in such registration; provided, further that, in the event of a Piggy-Back Registration, the securities to be included in such Piggy-Back Registration shall be allocated, (A) first, 100% of the securities proposed to be sold in such Piggyback Registration by the Company if such registration is initiated by the Company for its own behalf, (B) second, and only if all the securities referred to in clause (A) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders), can be sold without having such adverse effect, with such number to be allocated pro rata among all investors that have requested to participate in such registration based on the relative number of Registrable Securities (or their equivalent in the case of investors not party to this Agreement) then held by each such investor and (iii) third, and only if all of the securities referred to in clause (B) have been included in such registration, any other securities eligible for inclusion in such registration.

(b)if the kind of securities to be offered is the basis of such determination, (i) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or, (ii) if the actions described in clause (i) would, in the good faith, best judgment of the managing Underwriter (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders), be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

SECTION 2.5.Black-Out Periods.

(a)Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.1(c), 2.2(a) and 2.2(d), the Company shall be permitted to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.1 or any registration statement filed in connection with a Demand Registration pursuant to Section 2.2, and from time to time to require the Holders not to sell Registrable Securities under any such Shelf Registration Statement or other registration statement or to suspend the effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the members of the board of directors of the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed material financing, material acquisition, corporate reorganization or other material transaction involving the Company or (B)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction that would otherwise be required to be disclosed due to such registration, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable, to cause the Shelf Registration Statement or other registration statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis, as applicable;  (ii) a majority of the members of the board of directors of the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or other registration statement or file a post-effective amendment to such Shelf Registration Statement or other registration statement in order to ensure that the prospectus included in the Shelf Registration Statement or other registration statement (1) contains the information required by the form on which such Shelf Registration Statement or other registration statement was filed or (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement or other registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (iii) if the Company is subject to any of its customary suspension or blackout periods, for all or part of such period. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement or other registration statement to become effective or to amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Shelf Registration Statement or other registration statement or filing thereof as soon as reasonably possible following the conclusion of the applicable Suspension Event and its effect.

The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to this Section 2.5(a) (i) more than once during any twelve (12)-month period, or (ii) for a period exceeding sixty (60) days in the aggregate during such twelve (12)-month period. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Shelf Registration Statement or other registration statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement or other registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect; provided that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.5(b).

(b)Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or other registration statement pursuant to Section 2.5(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or other registration statement shall be maintained effective (including the period referred to in Section 2.6(a)) by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Common Stock covered by such Shelf Registration Statement or other registration statement are no longer Registrable Securities.

SECTION 2.6.Registration Procedures; Filings; Information. Subject to Section 2.5, in connection with any Shelf Registration Statement under Section 2.1, any Demand Registration under Section 2.2 or Piggy-Back Registration under Section 2.3, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

(a)The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective (i) in the case of a Shelf Registration Statement, for the period described in Section 2.1 and (ii) in the case of a Demand Registration, for a period of not less than 270 days from the effective date of such registration statement.

(b)The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed with copies of all documents proposed to be filed, which documents shall be subject to the review of such Selling Holder and Underwriter, if any, and their respective counsel and, except in the case of a registration statement under Section 2.3, not file any registration statement or amendments or supplements thereto to which the Underwriter, if any, shall reasonably object. The Company shall thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of (i) any stop order issued or threatened by the Commission or any order by the Commission or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or for additional information or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(d)The Company will promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final registration statement.

(e)The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f)The Company will promptly notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale in any jurisdiction, (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment and (iii) deliver to each Selling Holder and each Underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus), any amendment or supplement thereto and such other documents useful to facilitate the disposition of the Registrable Securities as such Selling Holder or Underwriter may reasonably request.

(g)The Company will promptly (i) incorporate in a prospectus supplement or post-effective amendment such information as the Underwriter, if any, reasonably believes should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment, (ii) furnish to each Selling Holder and each Underwriter, if any, without charge, as many conformed copies as such Selling Holder or Underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

(h)The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and use commercially reasonable efforts to take such other actions as the Underwriters, if any, reasonably request or that are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (A) obtain for delivery to the Selling Holders and to the Underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the applicable registration statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel, (B) in the case of an underwritten offering, obtain for delivery to the Company and the managing Underwriter or Underwriters, with copies to the Selling Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement and (C) cooperate with each Selling Holder and each Underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(i)The Company will make available for inspection by any Selling Holder of such Registrable Securities, if such Selling Holder has a due diligence defense under the Securities Act, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector into a customary confidentiality agreement in a form reasonably acceptable to the Company.

(j)The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(k)The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(l)Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(f), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.6(f), copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.6(f), and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.6(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.6(f) to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.6(f), make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.6(f).

(m)In the case of an underwritten offering, the Company will cooperate in all marketing efforts, including, without limitation, providing information and materials and causing senior executive officers of the Company to participate in meetings, customary “road show” presentations and/or investor conference calls to market the Registrable Securities that may be reasonably requested by the managing Underwriter or Underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(n)With respect to any notice of a filing of or copies of a registration statement provided by the Company to a Holder prior to the filing of a registration pursuant to Section 2.1, Section 2.2 or Section 2.3, each of the Holders receiving such notice and information shall maintain the confidentiality until the Company’s public disclosure of and comply with applicable law with respect to any such information, including the Company’s intention to file the registration statement.

SECTION 2.7.Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.6(h)), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (h) reasonable fees and disbursements of one (1) legal counsel plus any regulatory counsel, as appropriate, for all Selling Holders participating in such registration, and (i) any reasonable fees and disbursements of the Underwriters, if any, customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.8.Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder of Registrable Securities, each member, limited partner or general partner thereof, each member, limited partner or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, employees, advisors, and agents and each Person, if any, who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss”, and collectively, “Losses”) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party and shall survive the transfer of such securities by such Selling Holder. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.8.

SECTION 2.9.Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.8, but only with respect to written information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities of such Selling Holder, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.8. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Company provided in this Section 2.9. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.9 or Section 2.11 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder.

SECTION 2.10.Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Sections 2.8 or 2.9, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Sections 2.8 or 2.9, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties relating to the same class of Common Stock, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties relating to the same class of Common Stock, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.8, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.9, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.11.Contribution. If the indemnification provided for in Sections 2.8 or 2.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (a) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (b) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.11 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint. For the avoidance of doubt, this Section 2.11 applies in the case of a “shelf” registration and an underwritten offering.

SECTION 2.12.Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such customary underwriting arrangements and the registration rights provided for in this Article II.

SECTION 2.13.Rule 144. The Company covenants that it will timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the reasonable request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specific thereof.

SECTION 2.14.Holdback Agreements.

(a)Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, in connection with any underwritten public offering, each Holder who is participating in such offering or who “beneficially owns” (as such term is defined under the Exchange act) one percent (1%) or more of the Common Stock (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) agrees not to effect any sale or distribution of the Common Stock being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the seven (7) days prior to, and during the earlier of (x) the ninety (90)-day period beginning on the pricing date of such underwritten public offering or (y) the period applicable to the executive officers and directors of the Company required by the managing Underwriter or Underwriters (such period, the “Lockup Period”) (except as part of such underwritten public offering), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters); provided that such Lockup Period is applicable on substantially similar terms to the Company and the executive officers and directors of the Company; provided further that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or stockholders thereof or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.14(a); provided further that each Holder acknowledges and agrees that if the managing Underwriter or Underwriters so require in the written request set forth in this Section 2.14(a), the restriction of this Section 2.14(a) shall apply to each Holder (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) regardless of such Holder’s ownership percentage. Each Holder shall receive the benefit of any shorter Lockup Period or permitted exceptions (on a pro rata basis) agreed to by the managing Underwriter or Underwriters irrespective of whether such Holder participated in the underwritten public offering. This Section 2.14(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b)Restrictions on Public Sale by the Company and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities of the same class or convertible into securities of the same class as those being sold in connection with an underwritten public offering in accordance with Sections 2.1, 2.2 or 2.3, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the 90-day period beginning on, the pricing date of such underwritten public offering (except as part of such underwritten public offering where the Holders of a majority of the Registrable Securities to be included in such underwritten public offering consent or as part of registration statements filed as set forth in Sections 2.3(a) or (c)), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters), in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

SECTION 2.15. Future Agreements.  The Company agrees not grant to any Person the right (other than as set forth herein and except with respect to registrations on Forms S-8 and S-4) to request the Company to register any securities of the Company, except such that do not adversely affect the rights or priorities of the Holders of Registrable Securities set forth herein.

ARTICLE III
MISCELLANEOUS

SECTION 3.1.NASDAQ Listing. To the extent and for so long as any shares of Common Stock are listed on the NASDAQ or such other exchange, the Company shall use its commercially reasonable efforts to cause any Registrable Securities covered by the applicable registration statement to be listed on the NASDAQ or such other exchange on which any of the Common Stock may then be listed or quoted.

SECTION 3.2.Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing, specific performance shall not be available with respect to the rights and obligations of the parties pursuant to Sections 2.14(a) and (b).

SECTION 3.3.Term. In the event that a given Holder ceases to “beneficially own” (as such term is defined under the Exchange act) one percent (1%) or more of the Common Stock, all of such Holder’s rights and obligations under this Agreement shall expire and such Holder will cease to be a “Holder” for all purposes hereunder without any further action of the Company or any other party hereto.

SECTION 3.4.Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.5.Notices. All notices, requests, consents, and other communications hereunder to any party hereto shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, electronic mail, nationally recognized overnight courier, or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below:

(a)if to a Holder, initially to the address, email and facsimile set forth on Schedule I opposite such Holder’s name or to such other address and to such other Persons as such Holder may hereafter specify in writing; and

(b)if to the Company, to:

Affinion Group Holdings, Inc. 6 High Ridge Park Stamford, CT 06905 Attention: Brian Fisher, Esq. Facsimile: 203-956-1206 Electronic mail: bfisher@affiniongroup.com with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attention:  Rosa Testani, Esq.
                  Adam Weinstein, Esq.
Facsimile:  212-872-1002
Electronic mail:  rtestani@akingump.com
                           aweinstein@akingump.com

SECTION 3.6.Successors and Assigns. Except pursuant to a sale of Common Stock and except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder (including any Person that becomes a Holder by means of purchase of Common Stock from a Holder as of the date hereof). This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

SECTION 3.7.Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.8.Choice of Laws; Submission to Jurisdiction; Waiver of Jury Trial.  The validity of this Agreement, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed and enforced in accordance with the internal laws of the State of New York without regard to any conflicts of laws principles (but including and giving effect to Sections 5-1401 and 5-1402 of the New York General Obligations Law) that would result in the application of the law of another jurisdiction.  Each party to this Agreement agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York or the applicable New York state court located in New York County and agrees to venue in such courts.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 3.9.Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.10.Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.11.Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed to be part of this Agreement or otherwise affect the interpretation of this Agreement.

SECTION 3.12.No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

Affinion Group Holdings, Inc.

By:	/s/ Gregory S. Miller
Name:	Gregory S. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

HOLDER

ARES DYNAMIC CREDIT ALLOCATION FUND, INC. By:Ares Capital Management II LLC, its Adviser By: /s/ Daniel Hayward Name:Daniel Hayward Title:Authorized Signatory	ARES STRATEGIC INVESTMENT PARTNERS LTD. BY:ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER By: /s/ Daniel Hayward Name:Daniel Hayward Title:Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

BY:ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

BY:ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:  /s/ Daniel Hayward

Name:Daniel Hayward

Title:Authorized Signatory

ASIP (HOLDCO) IV S.À.R.L. By:ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER By: /s/ Daniel Hayward Name:Daniel Hayward Title:Authorized Signatory

Transatlantic Reinsurance Company

By:Ares ASIP VII Management, L.P., its Portfolio Manager

By:Ares ASIP VII GP, LLC, its General Partner

By:  /s/ Daniel Hayward

Name:Daniel Hayward

Title:Authorized Signatory

RSUI Indemnity Company By:Ares ASIP VII Management, L.P., its Portfolio Manager By:Ares ASIP VII GP, LLC, its General Partner By: /s/ Daniel Hayward Name: Daniel Hayward Title:Authorized Signatory

[Signature Page to Registration Rights Agreement]

ANTHEM, INC. BY:ARES WLP MANAGEMENT L.P., ITS MANAGER BY:ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER By /s/ Daniel Hayward Name:Daniel Hayward Title:Authorized Signatory	ARES SPECIAL SITUATIONS FUND III, L.P. BY:ASSF OPERATING MANAGER III, LLC, ITS MANAGER By: /s/ Jeff Moore Name:Jeff Moore Title:Authorized Signatory

[Signature Page to Registration Rights Agreement]

HOLDER

THIRD AVENUE TRUST, ON BEHALF OF THIRD AVENUE FOCUSED FUND

By:	Third Avenue Management LLC, its investment adviser

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	General Counsel

[Signature Page to Registration Rights Agreement]

HOLDER

EMPYREAN CAPITAL MASTER OVERSEAS FUND, LTD.

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

P EMP LTD.

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

[Signature Page to Registration Rights Agreement]

HOLDER

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:	/s/ Brit Stickney
Name:	Brit Stickney
Title:	Managing Director

On behalf of:

NAME:

AllianzGI Convertible & Income Fund - HY

AllianzGI Convertible & Income Fund II - HY

AllianzGI Income & Growth High Yield

Allianz US High Yield

Allianz Income and Growth Fund – High Yield Sleeve

Allianz Target Return Bond US – HY Sub

AllianzGI High Yield Bond Fund

Allianz US High Yield Selection 2

[Signature Page to Registration Rights Agreement]

HOLDER

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	PennantPark Credit Opportunities Fund II, LP Managing Member of PennantPark Capital, LLC, the General Partner of the Fund

[Signature Page to Registration Rights Agreement]

HOLDER

MORGAN STANLEY & CO. LLC

By:	/s/ Rich VanderMass
Name:	Rich VanderMass
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

HOLDER

Symphony Asset Management as Investment Advisor and/or Collateral Manager to clients who are Holders

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel

[Signature Page to Registration Rights Agreement]

HOLDER

Millco Advisors L.P.

By:	/s/ Tim Chizak
Name:	Tim Chizak
Title:	CFO

[Signature Page to Registration Rights Agreement]

Schedule I

Holders

Holder	Street Address	Fax	Email	Copy of Notice Sent to
Elliott Management Corp.	40 West 57th Street, 30th Floor New York, NY 10019
Franklin Mutual Advisers, LLC, as investment adviser on behalf of certain funds and accounts	101 John F. Kennedy Parkway Short Hills, NJ 07078
Metro SPV LLC	[___]

EXHIBIT A

AFFINION GROUP HOLDINGS, INC.
FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of common stock, par value $0.01 per share (the “Common Stock”), of Affinion Group Holdings, Inc. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated November 9, 2015 (the “Registration Rights Agreement”), among the Company and the holders party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.(a) Full Legal Name of Selling Security Holder:

(b) Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d) List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.Address for Notices to Selling Security Holder:

Telephone:
Fax:
E-mail address:
Contact Person:

3.Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Class B Common Stock beneficially owned:

4.Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii) in the over-the-counter market;

(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv) through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration

Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Dated:

Please return the completed and executed Notice and Questionnaire to:

Affinion Group Holdings, Inc.
6 High Ridge Park
Stamford, CT 06905
Attention:  Brian Fisher, Esq.
Facsimile: 203-956-1206
Electronic mail:  bfisher@affiniongroup.com